Exhibit 99.1

PRESS RELEASE Steven Cantor VP of Corporate Relations T +1 978 436 6750 irelations@entegris.com

FOR RELEASE AT 7AM ET

Entegris Reports Second-Quarter Results

•	Record quarterly revenue of $303.1 million

•	GAAP net income of $32.9 million, or $0.23 per diluted share

•	Non-GAAP net income of $40.3 million, or $0.28 per diluted share

BILLERICA, Mass., July 27, 2016– Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s second quarter ended July 2, 2016.

The Company reported record second-quarter sales of $303.1 million. Second-quarter net income was $32.9 million, or $0.23 per diluted share, which included amortization of intangible assets of $11.1 million. Non-GAAP net income was $40.3 million, or $0.28 per diluted share.

For the first half of fiscal 2016, sales of $570.1 million increased 5 percent from the same period a year ago. First-half 2016 net income was $49.1 million, or $0.35 per share, which included amortization of intangible assets of $22.4 million. Non-GAAP net income for the first half of fiscal 2016 was $63.9 million, or $0.45 per diluted share.

Bertrand Loy, president and chief executive officer, said: “I am very pleased with the quality of our execution and the performance of a number of our new products, as we achieved record sales and earnings per share. Our revenue grew 13.5 percent sequentially, reflecting robust demand across our businesses and particular strength in filtration, wafer handling, and specialty materials. We generated a record $71.3 million in adjusted EBITDA, achieving an adjusted EBITDA margin of 23.5 percent. Our strong cash flow allowed us to increase our cash balance at quarter end to $373.7 million while repaying $25.0 million of our long-term debt.”

Mr. Loy added: “2016 is a year of celebration for Entegris as we mark our 50th year as a company. We are proud of this milestone and the many successes we have achieved. Yet, we are even more excited about what lies ahead as we continue to create unique value for our customers by developing mission-critical solutions for their manufacturing processes.”

129 Concord Road | Billerica, MA 01821 USA | T +1 978 436 6500

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q2-2016	Q2-2015	Q1-2016
Net sales	$303,052	$280,709	$267,024
Operating income	46,400	39,347	29,559
Operating margin	15.3%	14.0%	11.1%
Net income	$32,890	$24,448	$16,212
Earnings per share (EPS)	$0.23	$0.17	$0.11

Non-GAAP Results
Non-GAAP adjusted operating income	$57,462	$53,671	$40,848
Adjusted operating margin	19.0%	19.1%	15.3%
Non-GAAP net income	$40,290	$33,903	$23,617
Non-GAAP EPS	$0.28	$0.24	$0.17

Third-Quarter Outlook

For the fiscal third quarter ending September 30, 2016, the Company expects sales of $285 million to $300 million, net income of $25 million to $30 million, and net income per diluted share between $0.18 to $0.21. On a non-GAAP basis, EPS is expected to range from $0.23 to $0.26 per diluted share, which reflects net income on a non-GAAP basis in the range of $32 million to $37 million, which is adjusted for expected amortization expense of approximately $11 million or $0.05 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high-performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Second-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the second quarter on Wednesday, July 27, 2016, at 10:00 a.m. Eastern Time. Participants should dial 1-719-325-2435 or toll-free 1-888-455-2263, referencing confirmation code 4609432. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting July 27, 2016 at 1:00 p.m. (ET) until Saturday, September 10, 2016. The replay can be accessed by using passcode 4609432 after dialing 1-719-325-2435. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

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Please also refer to Management’s slide presentation concerning second-quarter results which may be referred to during the call. This presentation will be posted on the investor relations section of www.entegris.com Wednesday morning before the call.

ABOUT ENTEGRIS

Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These financial measures are provided as a supplement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to further assess and measure operating performance. Management believes the non-GAAP measures provide meaningful supplemental information regarding our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Common Stock” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2015, filed with the U.S Securities and Exchange Commission on February 29, 2016, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange

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Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	July 2, 2016	June 27, 2015	April 2, 2016
Net sales	$303,052	$280,709	$267,024
Cost of sales	163,847	152,622	152,318

Gross profit	139,205	128,087	114,706
Selling, general and administrative expenses	53,597	50,270	47,956
Engineering, research and development expenses	28,146	26,542	25,902
Amortization of intangible assets	11,062	11,928	11,289

Operating income	46,400	39,347	29,559
Interest expense, net	9,051	9,715	9,149
Other income, net	(1,054)	(1,109)	(675)

Income before income tax expense and equity in net loss of affiliate	38,403	30,741	21,085
Income tax expense	5,513	6,245	4,873
Equity in net loss of affiliates	—	48	—

Net income	$32,890	$24,448	$16,212

Basic net income per common share:	$0.23	$0.17	$0.12
Diluted net income per common share:	$0.23	$0.17	$0.11

Weighted average shares outstanding:
Basic	140,953	140,307	140,780
Diluted	141,723	140,993	141,371

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Six months ended
	July 2, 2016	June 27, 2015
Net sales	$570,076	$544,082
Cost of sales	316,165	299,459

Gross profit	253,911	244,623
Selling, general and administrative expenses	101,553	101,160
Engineering, research and development expenses	54,048	52,342
Amortization of intangible assets	22,351	24,235

Operating income	75,959	66,886
Interest expense, net	18,200	19,343
Other income, net	(1,729)	(2,842)

Income before income tax expense and equity in net loss of affiliate	59,488	50,385
Income tax expense	10,386	10,915
Equity in net loss of affiliates	—	150

Net income	$49,102	$39,320

Basic net income per common share:	$0.35	$0.28
Diluted net income per common share:	$0.35	$0.28

Weighted average shares outstanding:	140,867	140,146
Basic	141,547	140,866
Diluted

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	July 2, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$373,743	$349,825
Short-term investments	—	2,181
Accounts receivable, net	180,596	141,409
Inventories	181,086	173,176
Deferred tax charges and refundable income taxes	18,971	18,943
Other current assets	17,777	23,253

Total current assets	772,173	708,787

Property, plant and equipment, net	322,720	321,301

Goodwill	343,261	342,111
Intangible assets, net	240,688	258,942
Deferred tax assets – non-current	8,848	7,771
Other	7,792	7,785

Total assets	$1,695,482	$1,646,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$50,000	$50,000
Accounts payable	49,637	36,916
Accrued liabilities	73,964	75,859
Income tax payable and deferred tax liabilities	13,538	12,775

Total current liabilities	187,139	175,550

Long-term debt, excluding current maturities	582,235	606,044
Other liabilities and deferred tax liabilities	64,878	62,220
Shareholders’ equity	861,230	802,883

Total liabilities and shareholders’ equity	$1,695,482	$1,646,697

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Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Six months ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Operating activities:
Net income	$32,890	$24,448	$49,102	$39,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,825	13,405	27,525	26,724
Amortization	11,062	11,928	22,351	24,235
Share-based compensation expense	3,505	2,887	6,366	5,145
Provision for deferred income taxes	(720)	5,868	(931)	3,035
Other	4,408	3,706	9,204	(8,136)
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(29,300)	3,652	(36,099)	(28,594)
Inventories	1,609	(20,988)	(11,389)	(28,500)
Accounts payable and accrued liabilities	23,065	(3,164)	13,555	(9,126)
Income taxes payable and refundable income taxes	1,133	(3,605)	407	(364)
Other	(278)	(1,891)	(1,553)	12,375

Net cash provided by operating activities	61,199	36,246	78,538	36,114

Investing activities:
Acquisition of property and equipment	(14,325)	(13,742)	(32,144)	(34,230)
Other	837	865	(1,658)	1,925

Net cash used in investing activities	(13,488)	(12,877)	(33,802)	(32,305)

Financing activities:
Payments on long-term debt	(25,000)	(50,000)	(25,000)	(75,000)
Issuance of common stock	2,380	454	2,380	974
Repurchase and retirement of common stock	—	—	(3,573)	—
Taxes paid related to net share settlement of equity awards	(136)	(350)	(2,203)	(2,403)
Other	42	217	91	352

Net cash used in provided by financing activities	(22,714)	(49,679)	(28,305)	(76,077)

Effect of exchange rate changes on cash	4,343	(1,335)	7,487	(3,689)

Increase (decrease) in cash and cash equivalents	29,340	(27,645)	23,918	(75,957)
Cash and cash equivalents at beginning of period	344,403	341,387	349,825	389,699

Cash and cash equivalents at end of period	$373,743	$313,742	$373,743	$313,742

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Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Six months ended
Net sales	July 2, 2016	June 27, 2015	April 2, 2016	July 2, 2016	June 27, 2015
Critical Materials Handling	$194,880	$174,253	$166,229	$361,109	$341,721
Electronic Materials	108,172	106,456	100,795	208,967	202,361

Total net sales	$303,052	$280,709	$267,024	$570,076	$544,082

	Three months ended			Six months ended
Segment profit	July 2, 2016	June 27, 2015	April 2, 2016	July 2, 2016	June 27, 2015
Critical Materials Handling	$52,524	$43,732	$37,892	$90,416	$85,073
Electronic Materials	27,475	28,559	21,575	49,050	48,781

Total segment profit	79,999	72,291	59,467	139,466	133,854
Amortization of intangibles	11,062	11,928	11,289	22,351	24,235
Unallocated expenses	22,537	21,016	18,619	41,156	42,733

Total operating income	$46,400	$39,347	$29,559	$75,959	$66,886

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	July 2, 2016	June 27, 2015	April 2, 2016	July 2, 2016	June 27, 2015
Net sales	$303,052	$280,709	$267,024	$570,076	$544,082

Net income	$32,890	$24,448	$16,212	$49,102	$39,320

Adjustments to net income:

Equity in net loss of affiliates	—	48	—	—	150
Income tax expense	5,513	6,245	4,873	10,386	10,915
Interest expense, net	9,051	9,715	9,149	18,200	19,343
Other income, net	(1,054)	(1,109)	(675)	(1,729)	(2,842)

GAAP – Operating income	46,400	39,347	29,559	75,959	66,886
Integration costs	—	2,396	—	—	5,008
Amortization of intangible assets	11,062	11,928	11,289	22,351	24,235

Adjusted operating income	57,462	53,671	40,848	98,310	96,129
Depreciation	13,825	13,405	13,700	27,525	26,724

Adjusted EBITDA	$71,287	$67,076	$54,548	$125,835	$122,853

Adjusted operating margin	19.0%	19.1%	15.3%	17.2%	17.7%
Adjusted EBITDA – as a % of net sales	23.5%	23.9%	20.4%	22.1%	22.6%

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Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	July 2, 2016	June 27, 2015	April 2, 2016	July 2, 2016	June 27, 2015
Net income	$32,890	$24,448	$16,212	$49,102	$39,320

Adjustments to net income:

Integration costs	—	2,396	—	—	5,008
(Gain) loss on impairment or sale of equity investment	(38)	(56)	(118)	(156)	617
Amortization of intangible assets	11,062	11,928	11,289	22,351	24,235
Tax effect of adjustments of net income	(3,624)	(4,813)	(3,766)	(7,390)	(9,831)

Non-GAAP net income	$40,290	$33,903	$23,617	$63,907	$59,349

Diluted income per common share	$0.23	$0.17	$0.11	$0.35	$0.28
Effect of adjustments to net income	0.05	0.07	0.05	0.10	0.14
Diluted non-GAAP income per common share	$0.28	$0.24	$0.17	$0.45	$0.42

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